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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 11-K, into the Company's previously filed Registration Statement Form S-8, File No. 333-38942.



                                         /s/ ARTHUR ANDERSEN LLP



Vienna, Virginia
June 27, 2001